STOCK PURCHASE AGREEMENT






                               WORLD ACCESS, INC.
                          GST TELECOMMUNICATIONS, INC.
                                  GST USA, INC.






                                December 31, 1997






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                            STOCK PURCHASE AGREEMENT

                  THIS AGREEMENT, dated December 31, 1997, is by and among World Access, Inc., a Delaware corporation ("Buyer"), GST Telecommunications, Inc., a federally chartered Canadian corporation ("GST"), and GST USA, Inc., a Delaware corporation ("Seller").

                              W I T N E S S E T H:

                  WHEREAS, NACT Telecommunications, Inc., a Delaware corporation (the "Company"), is engaged in the business (the "Business") of providing advanced telecommunications switching platforms with integrated applications software and network telecommunications capabilities; and

                  WHEREAS, Seller is a wholly-owned subsidiary of GST and is the record and beneficial owner of 5,113,712 shares (the "Shares") of the issued and outstanding common stock, $.01 par value per share (the "Common Stock"), of the Company; and

                  WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, the Shares upon the terms and subject to the conditions set forth in this Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, each of Buyer and Seller agrees as follows:


                     ARTICLE I. PURCHASE AND SALE OF SHARES

                  Section 1.1. Purchase and Sale of Shares. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as hereinafter defined), Seller shall sell, convey, assign, transfer and deliver to Buyer, and Buyer shall purchase from Seller, all right, title and interest in and to the Shares for an amount equal to the Purchase Price (as hereinafter defined). On the Closing Date, Seller shall deliver to Buyer a certificate or certificates representing the Shares, duly endorsed in blank or accompanied by a stock power executed in blank.

                  Section 1.2. Purchase Price. The purchase price for the Shares (the "Purchase Price") shall be $89,489,960. The Purchase Price shall be payable as follows:

                  (a) $59,662,956 shall be paid on the Closing Date by wire transfer of immediately available funds to a United States bank account of Seller specified in writing to Buyer not later than two days prior to the Closing Date; and

                  (b) the remainder of the Purchase Price shall be paid by delivery on the Closing Date of shares (the "Payment Shares"), of Buyer's Common Stock, $.01 par value per share (the "Buyer Common Stock"), with a Fair Market Value (as hereinafter defined) of $29,827,004. For the purposes of this Agreement, Fair Market Value shall mean the average of the closing sales prices of Buyer Common Stock on the Nasdaq National Market for the 20 consecutive trading days next preceding the day on which a public announcement of the sale of the Shares is made.

                  Section 1.3. Option of Seller. Anything in this Agreement to the contrary notwithstanding, Seller shall have the option (the "Seller Option"), exercisable at any time prior to 11:00 p.m., Eastern Standard Time, on January 7, 1998, by notice to Buyer, to elect to reduce to 4,105,043 the number of shares of Common Stock to be sold to Buyer pursuant to the Agreement. Any such notice may be given in a writing delivered to Buyer by facsimile transmission at (404) 262-2598 as to which confirmation of receipt is obtained, or by any other method specified in Section 9.1 hereof. In the event that the Seller Option is exercised, the following provisions shall be applicable:

                           (a) All  references  in this  Agreement to the Shares
shall be references to an aggregate of 4,105,043 shares of Common Stock to be sold by Seller to Buyer.

                           (b) The Purchase Price shall be $71,838,252 and shall
be payable as follows:

                                    (i)     $59,662,956  shall  be  paid  on the
                                            Closing  Date  by wire  transfer  of
                                            immediately   available   funds   as
                                            provided in Section  1.2(a)  hereof;
                                            and

                                    (ii)    the remainder of the Purchase  Price
                                            shall  be  paid by  delivery  on the
                                            Closing  Date  of  shares  of  Buyer
                                            Common  Stock  with  a  Fair  Market
                                            Value of $12,175,296. All references
                                            in  this  Agreement  to the  Payment
                                            Shares  shall  be  references  to an
                                            aggregate  number of shares of Buyer
                                            Common  Stock with such Fair  Market
                                            Value.


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
          ARTICLE II. REPRESENTATIONS AND WARRANTIES OF SELLER AND GST

         Each of Seller and GST represents and warrants to Buyer that:

         Section 2.1. Corporate Existence. Each of Seller, GST and the Company is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has the corporate power to own, operate or lease its respective properties and to carry on its business as now being conducted. Complete and correct copies of the Certificate of Incorporation of the Company and all amendments thereto, certified by the Secretary of State of the State of Delaware, and of the ByLaws of the Company and all amendments thereto, certified by the Secretary of the Company, heretofore have been delivered to Buyer. As a result of the business conducted by the Company or the character or location of its properties, the Company is duly qualified to do business and is in good standing in those states listed on
Schedule 2.1 hereto, which states are the only states where the nature of the business conducted by it or the character or location of its properties requires such qualification and where the failure to so qualify would have a material adverse effect upon the business, operations, assets, properties, rights or condition (financial or otherwise) or prospects of the Company or upon the ability of the Company to consummate the transactions contemplated by this Agreement (a "Material Adverse Effect").

         Section 2.2. Authorization; Validity. Each of Seller and GST has all requisite corporate power and authority to enter into this Agreement, to perform its respective obligations hereunder and to consummate the transactions contemplated hereby. Except for the filings by Seller and Buyer required by The Hart- Scott Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), no declaration, recording or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by Seller or GST or the consummation by Seller and GST of the transactions contemplated hereby, other than such declarations, filings, registrations, notices, authorizations, consents or approvals which, if not made or obtained, as the case may be, would not, in the aggregate, have a Material Adverse Effect. All necessary action has been taken by each of Seller and GST with respect to the execution, delivery and performance by each of Seller and GST of this Agreement and the consummation of the transactions contemplated hereby. Assuming the due execution and delivery of this Agreement by Buyer, this Agreement is a legal, valid and binding obligation of each of Seller and GST, enforceable against each of Seller and GST in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the enforcement of creditors' rights

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
and general principles of equity (whether applied in a proceeding at law or in equity).

         Section 2.3. No Breach of Statute or  Contract.  Except as set forth on
Schedule 2.3 hereto, neither the execution and delivery of this Agreement, nor the consummation by each of Seller and GST of the transactions contemplated hereby, nor compliance by each of Seller and GST with any of the provisions hereof, will (a) violate or cause a default under any statute (domestic or foreign), judgment, order, writ, decree, rule or regulation of any court or governmental authority applicable to Seller, GST or the Company or any of their respective properties; (b) breach or conflict with any of the terms, provisions or conditions of the respective Certificates or Articles of Incorporation or respective By-Laws of Seller, GST or the Company; or (c) violate, conflict with or breach or require the authorization, consent or approval of any party under any agreement, contract, mortgage, instrument, indenture or license to which Seller, GST or the Company is a party or by which Seller, GST or the Company is or may be bound, or constitute a default (in and of itself or with the giving of notice, passage of time or both) thereunder, or result in the creation or imposition of any encumbrance upon, or give to any other party or parties any claim, interest or right, including rights of termination or cancellation in, or with respect to, any of their respective properties or the Shares.

         Section 2.4. Subsidiaries. The Company has no subsidiaries or equity investments in any other corporation, association, partnership, joint venture or other entity.

         Section 2.5. Ownership of Shares. Seller is the record and beneficial owner of the Shares. Seller owns the Shares and the Shares will be transferred to Buyer, free and clear of all liens, claims, charges and other encumbrances and restrictions of any kind or nature. Seller has the power, authority and capacity to transfer and deliver the Shares pursuant to this Agreement and is not party to or bound by any agreement, arrangement or option restricting in any manner the sale and transfer of any of the Shares.

         Section 2.6. Capitalization; Shares. The Company's authorized capital stock consists of 25,000,000 shares of Common Stock, of which 8,128,797 shares are issued and outstanding on the date hereof and 10,000,000 shares of preferred stock, $.01 par value per share, none of which are outstanding on the date hereof. No shares of the Company's capital stock are owned directly or indirectly by the Company. All of the Company's issued and outstanding shares of capital stock are duly authorized and validly issued, fully paid and non-assessable. Except as set forth on Schedule 2.6 hereto, there are no subscriptions, options, warrants, calls, rights, agreements, commitments, understandings, restrictions or arrangements of any kind relating to the issuance, sale or transfer by the Company of any of its capital stock or relating to the sale or transfer of the Shares, including, without limitation, any rights of conversion or exchange under any outstanding securities or other instruments. There are no voting trusts or other agreements or understandings of any kind with respect to the Shares.

         Section 2.7. SEC Reports and Financial Statements. The Company has timely filed with the Securities and Exchange Commission (the "SEC"), and has heretofore made available to Buyer true and complete copies of, all forms, reports, schedules, statements and other documents required to be filed by it under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act") (as such documents have been amended or supplemented since the time of their filing and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively, collectively, the "Company SEC Reports"). At the time of filing, the Company SEC Reports (including any financial statements or schedules included therein) (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (b) complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be. The audited consolidated financial statements and unaudited interim consolidated financial statements (including the related notes) of the Company included in the Company SEC Reports have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and changes in financial position for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments and any other adjustments described therein (which will not be material individually or in the aggregate).

         Section 2.8. Absence of Undisclosed Liabilities. Except as disclosed in the Company SEC Reports, the Company has no material debts, liabilities or obligations of any kind, whether accrued, absolute, contingent or other, whether due or to become due, that would have a Material Adverse Effect.

         Section 2.9. Absence of Certain Changes or Events. Except as set forth on Schedule 2.9 hereto, since June 30, 1997, no event or circumstance has occurred resulting or reasonably likely to result in a Material Adverse Effect. Without limiting the generality of the foregoing, since that date there has not been, with respect to the Company:


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
                  (a) Any change in its Business, operations (as now conducted or as presently proposed to be conducted), assets, properties or rights, prospects or condition (financial or otherwise), or combination thereof which reasonably could be expected to result in a Material Adverse Effect;

                  (b) Other than in the usual and ordinary course of business, any increase in amounts payable by the Company to or for the benefit of or committed to be paid by the Company to or for the benefit of any officer, director, stockholder, consultant, agent or employee of the Company, in any capacity, or in any benefits granted under any bonus, stock option, profit sharing, pension, retirement, deferred compensation, insurance, or other direct or indirect benefit plan with respect to any such person;

                  (c) Any transaction entered into or carried out other than in the ordinary and usual course of its business, including without limitation, any transaction resulting in the incurrence of liabilities or obligations;

                  (d) Any material change made in the methods of doing business or in the accounting principles or practices or the method of application of such principles or practices;

                  (e) Any mortgage, pledge, lien, security interest, hypothecation, charge or other encumbrance imposed or agreed to be imposed on or with respect to any of its properties that will not be discharged prior to the Closing Date except for financing statements filed by personal property lessors as a matter of notification only;

                  (f) Except in the ordinary course of business, any sale, lease or other disposition of, or any agreement to sell, lease or otherwise dispose of any of its properties, assets or services, individually or in the aggregate, in excess of $100,000;

                  (g) Any purchase of or any agreement to purchase capital assets or any lease or any agreement to lease, as lessee, any capital assets, individually or in the aggregate, with a purchase price or carrying value in excess of $100,000;

                  (h) Any modification, waiver, change, amendment, release, rescission or termination of, or accord and satisfaction with respect to, any material term, condition or provision of any contract, agreement, license or other instrument to which the Company is a party, other than any satisfaction by performance in accordance with the terms thereof in the usual and ordinary course of its business;

                  (i) Any declaration of, or dividend or other distribution to the Company's stockholders, purchase, redemption or reclassification of any of the Company's capital stock or stock

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

split, stock dividend, exchange or recapitalization or execution of any agreement in respect of the foregoing;

                  (j) Any damage, destruction or similar loss, whether or not covered by insurance, adversely affecting the Business; or

                  (k) Any commitment by the Company to do any of the foregoing.

         Section 2.10. Proprietary Rights. Schedule 2.10 sets forth a complete and accurate list of all patents (including all reissues, reexaminations, continuations, continuations-in-part and divisions thereof), inventions, trade secrets, processes, proprietary rights, proprietary knowledge, know-how, computer software, trademarks, names, service marks, trade names, copyrights, symbols, logos, franchises and permits of the Company and all applications therefor, registrations thereof and licenses, sublicenses or agreements in respect thereof that the Company owns or has the right to use or to which the Company is a party and all filings, registrations or issuances of any of the foregoing with or by any federal, state, local or foreign regulatory,
administrative   or   governmental   office  or   offices   (collectively,   the
"Intellectual Property Rights"). Except as set forth on Schedule 2.10, the Company is the sole and exclusive owner of all right, title and interest in and to all Proprietary Rights free and clear of all liens, claims, charges, equities, rights of use, encumbrances and restrictions whatsoever. Except as disclosed in Schedule 2.10 or as would not reasonably be expected to have a Material Adverse Effect (a) the Company is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, in violation of any license, sublicense or other agreement to which it is a party and pursuant to which it is authorized to use any third-party patents, trademarks, service marks or copyrights (the "Third-Party Intellectual Property Rights"); (b) no claims with respect to the patents, registered and material unregistered trademarks and service marks, registered copyrights, trade names and any applications therefor owned by the Company (the "Company Intellectual Property Rights"), any trade secret material to the Company, or Third Party Intellectual Property Rights to the extent arising out of any use, reproduction or distribution of such Third Party Intellectual Property Rights or through the Company, are currently pending or, to the knowledge of Seller, are threatened in writing by any person; and (c) Seller does not know of any valid ground for any bona fide claims (i) to the effect that the manufacture, sale, licensing or use of any products as now used, sold or licensed or proposed for use, sale or license by the Company, infringes on any copyright, patent, trademarks, service mark or trade secrets, copyrights, patents, technology, know-how or computer software programs and applications used in the business of the Company as currently conducted or as proposed to be conducted; (iii) challenging the ownership, validity or effectiveness of any of the Company Intellectual Property Rights

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or other trade secret material to the Company;  or (iv)  challenging the license or legally enforceable right to use of the Third Party Intellectual Property Rights by the Company.

         Section 2.11. Litigation. Schedule 2.11 sets forth a complete and accurate list as of the date hereof of all claims, actions, suits, proceedings or, to Seller's knowledge, investigations (collectively, the "Proceedings") pending or, to Seller's knowledge, threatened against or affecting the Company or any of the Company's properties or to Seller's knowledge, any of the Company's officers or directors in their capacities as such, in, before or by any federal, state, or local or foreign court, governmental agency or other governmental body (each a "Governmental Authority"). Seller shall update
Schedule 2.11 as of the Closing Date, but any information on such updated schedule relating to Proceedings arising after the date hereof shall not constitute a breach of this Section 2.11 unless such Proceedings have had or can reasonably be expected to have a Material Adverse Effect. Except as set forth on
Schedule 2.11 or as disclosed in the Company SEC Reports, there is no Proceeding pending or, to the knowledge of Seller, threatened against or affecting the Company or any of the Company's properties or to Seller's knowledge, any of the Company's officers or directors in their capacity as such, in, before or by any Governmental Authority that has had or can reasonably be expected to have a Material Adverse Effect, nor to Seller's knowledge, has any Governmental Authority notified the Company prior to the date hereof of any intention to conduct any investigation with respect to the Company. To Seller's knowledge, the Company is not subject to or in default with the respect to any judgment, order, writ, injunction or decree or any governmental restriction.

         Section 2.12. Contracts and Commitments. Schedule 2.12 lists all personal property leases, contracts, agreements, contract rights, license agreements, franchise rights and agreements, policies, purchase and sales orders, quotations and executory commitments, instruments, third party guaranties, indemnifications, arrangements, obligations and understandings, whether oral or written, to which the Company is a party (whether or not legally bound thereby) (collectively, the "Contracts"), other than purchase and sale orders, quotations and executory commitments incurred in the ordinary course of business of the Company, that are currently in effect and that require payments, individually or in the aggregate, in excess of $100,000. Each of the Contracts is valid and binding, in full force and effect and enforceable against the Company in accordance with its provisions. Except as set forth on Schedule 2.12, the Company has not assigned, mortgaged, pledged, encumbered, or otherwise hypothecated any of its right, title or interest under any of the Contracts. Neither the Company nor, to Seller's knowledge, any other party thereto is in violation of, in default in respect of nor has there occurred an event or condition which, with the passage of time or giving of notice (or both),

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would  constitute a material  violation or a default of any Contract.  No notice has been received by Seller or the Company claiming any such default by the Company or indicating the desire or intention of any other party thereto to amend, modify, rescind or terminate the same.

         Section 2.13. Compliance with Laws; Environmental Matters.

                  (a) For the purposes of this Section 2.13, the following terms shall have the following meanings:

                           (i)      "Environmental Laws" means the Comprehensive
Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. SectionSection9601 et seq., the Toxic Substances Control Act, 15 U.S.C. SectionSection2601, et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. SectionSection6901, et seq., and any other applicable federal, state or local law or statute, ordinance, order, judgment, rule or regulation relating to the environment, its pollution or protection.

                           (ii)     "Hazardous Substance" means any hazardous
waste,  hazardous  substance,   contaminant,  solid  waste  or  material,  toxic
substance, petroleum product, distillate or residue, or pollutant (as those or similar terms are defined under any Environmental Laws).

                  (b) The Company is in compliance in all material respects with all laws, ordinances, regulations and orders applicable to the Business, and Seller has no notice or actual knowledge of any violations thereof, whether actual, claimed or alleged, except as disclosed on Schedule 2.13 hereto and except for those instances of non-compliance or those violations as are not reasonably likely to have a Material Adverse Effect.

                  (c) The Company is not the subject of or, to the knowledge of Seller, being threatened to be the subject of (i) any enforcement proceeding, or
(ii) any investigation, brought in either case under any Environmental Law, at any time in effect or (iii) any third party claim relating to the violation of any Environmental Law on or off the properties of the Company. The Company has not been notified that it must obtain any permits and licenses or file documents for the operation of its business under any Environmental Laws. The Company has not been notified of any conditions on or off its properties that can reasonably be expected to give rise to any liabilities, known or unknown, under any Environmental Law and that would reasonably be anticipated to result in a Material Adverse Effect.

                  (d) Except as disclosed on Schedule 2.13, there are no Hazardous Substances that, to the knowledge of Seller, the Company has used, stored or otherwise held in or on any of the facilities

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
of the Company that are present at or have migrated from the facilities, whether contained in ambient air, surface water, groundwater, land surface or subsurface strata.

         Section 2.14. Taxes. Except as set forth on Schedule 2.14:

                  (a) The Company has duly filed all federal, state, local and foreign tax returns and tax reports required to have been filed by it prior to the date hereof and will file, on or before the Closing Date, all such returns and reports that are required to be filed after the date hereof and on or before the Closing Date, all such returns and reports are true, correct and complete in all material respects, none of such returns and reports has been amended, and all taxes, assessments, fees and other governmental charges arising under such returns and reports (i) have been fully paid (or, with respect to any returns or reports filed between the date hereof and the Closing Date, will be, or (ii) are being contested in good faith by appropriate proceedings (and are set forth on Schedule 2.14);

                  (b) Schedule 2.14 sets forth the dates and results of any and all audits of federal, state, local and foreign tax returns of the Company performed by federal, state, local or foreign taxing authorities. No waivers of any applicable statutes of limitations are outstanding. All deficiencies proposed as a result of any audits have been paid or settled. There is no pending or threatened federal, state, local or foreign tax audit of the Company and no agreement with any federal, state, local or foreign tax authority that may affect the subsequent tax liabilities of the Company; and

                  (c) The Company has no material liabilities for taxes other than as shown on the financial statements included in the Company SEC Reports, and no federal, state, local or foreign tax authority is now asserting or, to the knowledge of Seller, threatening to assert any deficiency or assessment for additional taxes with respect to the Company.

                  Section 2.15. Employees. To the knowledge of Seller, no executive, key employee or group thereof plans to terminate employment with the Company during the six month period following the date hereof. The Company is not a party to or bound by any collective bargaining agreement, nor has the Company experienced any strike or material grievance, unfair labor practice or other collective bargaining dispute within the three year period prior to the date hereof. To the knowledge of Seller, the Company has not committed any wrongful discharge or other wrongful act with respect to the employment or termination of any employee prior to the Closing Date that, individually or in the aggregate, can reasonably be expected to result in a Material Adverse Effect.

         Section 2.16. Company Employee Benefit Plans.

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

                  (a) For purposes of this Section 2.16, the term Company Benefit Plan means any plan, program, arrangement, fund, policy, practice or contract which, through which or under which the Company or a Company ERISA Affiliate (as hereinafter defined) provides benefits or compensation to or on behalf of employees or former employees of the Company or a Company ERISA Affiliate (as hereinafter defined), whether formal or informal, whether or not written, including but not limited to the following:

                           (1) Arrangements - any bonus, incentive compensation, stock option, deferred compensation, commission, severance pay, golden parachute or other compensation plan or rabbi trust;

                           (2) ERISA Plans - any "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including, but not limited to, any multi-employer plan (as defined in Section 3(37) and Section 4001(a)(3) of ERISA), defined benefit plan, profit sharing plan, money purchase pension plan, 401(k) plan, savings or thrift plan, stock bonus plan, employee stock ownership plan, or any plan, fund, program, arrangement or practice providing for medical (including post-retirement medical), hospitalization, accident, sickness, disability, or life insurance benefits; and

                           (3) Other Employee Fringe Benefits - any stock purchase, vacation, scholarship, day care, prepaid legal services, dependent care, telephone, automobile, department travel or other fringe benefit plans, programs, arrangements, contracts or practices.

                  (b) For purposes of Section 2.16, the term "Company ERISA Affiliate" means each trade or business (whether or not incorporated) that together with the Company is treated as a single employer under Section 414(b),
(c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the "Code").

                  (c) Except as described in the Company SEC Reports or Schedule
2.16 hereto, the Company does not maintain, nor has it at any time established or maintained, nor has it at any time been obligated to make, or otherwise made, contributions to or under or otherwise participated in any Company Benefit Plan.

                  (d)  Except as  described  in the  Company  SEC  Reports or on
Schedule 2.16 hereto, neither the Company nor any Company ERISA Affiliate maintains, nor has at any time established or maintained nor has at any time been obligated to make, or made, contributions to or under any multi-employer plan. Except as described in the

Company SEC Reports or on Schedule 2.16 hereto, the Company does not maintain, nor has it at any time established or maintained, nor has it at any time been obligated to make, or made contributions to or under (i) any plan that provides post-retirement medical or health benefits with respect to employees of the Company; (ii) any organization described in Section 501(s)(9) or 501(c)(20) of the Code; (iii) any defined benefit pension plan or money purchase pension plan subject to Title IV of ERISA; or (iv) any plan that provides retirement benefits in excess of the limitations in Section 401(a)(17), 401(k), 401(m), 402(g) or 415 of the Code. There is no lien upon any property of the Company or any Company ERISA Affiliate outstanding pursuant to Section 412(n) of the Code in favor of any Company Benefit Plan. No assets of the Company or any Company ERISA Affiliate have been provided as security for any Company Benefit Plan pursuant to Section 401(a)(29) of the Code.

                  (e) The Company has made available to Buyer a true and complete copy of the following documents, if applicable, with respect to each Company Benefit Plan identified in the Company SEC Reports and in Schedule 2.16 hereto; (i) all documents, including any insurance contracts and trust agreements, setting forth the terms of the Company Benefit Plan, or if there are no such documents evidencing the Company Benefit Plan, a full description of the Company Benefit Plan; (ii) the ERISA summary plan description and any other summary of plan provisions provided to participants or beneficiaries for each such Company Benefit Plan; (iii) the annual reports filed for the most recent three plan years and most recent financial statements or periodic accounting of related plan assets with respect to each Company Benefit Plan; (iv) the more recent favorable determination letter, opinion or ruling from the Internal Revenue Service for each Company Benefit Plan, the assets of which are held in trust, to the effect that such trust is exempt from federal income tax; and (v) each opinion or ruling from the Department of Labor or the Pension Benefit Guaranty Corporation with respect to such Company Benefit Plans.

                  (f) Except as described in Exhibit 2.16 hereto, each Company Benefit Plan that is funded through a trust or insurance contract has at all times satisfied in all material respects, by its terms and its operation, all applicable requirements for an exemption from federal income taxation under
Section 501(a) of the Code. Neither the Company nor any Company ERISA Affiliate maintains a Company Benefit Plan that meets the requirements of Section 401(a) of the Code (each a "401 Plan"). Any determination letter issued by the IRS to the effect that any such 401 Plan qualifies under Section 401(a) of the Code and that the related trust is exempt from taxation under Section 501(a) of the Code remains in effect and has not been revoked. Each such 401 Plan, if any, currently complies in form in all material respects with the requirements under
Section 401(a) of the Code, other than changes required by statutes, regulations and rulings for which amendments are not required. Each 401 Plan, if any, has been administered in all material respects according to its terms (except for those terms which are inconsistent with the changes required by statutes, regulations and rulings) and in accordance with the requirements of Section 401(a) of the Code. Each such 401 Plan, if any, has been tested for compliance with, and has satisfied the requirements of, Section 401(k)(3) and (4)(m)(2) of the Code for each plan year ending prior to the Closing Date.

                  (g) Except as described in Schedule 2.16 hereto, each Company Benefit Plan maintained by the Company or a Company ERISA Affiliate has at all times been maintained, by its terms and in operation, in accordance with all applicable laws in all material respects, including (to the extent applicable) Code Section 4980B. There has been no failure to comply with applicable ERISA or other material requirements concerning the filing of reports, documents and notices with the Secretary of Labor and Secretary of Treasury or the furnishing of such documents to participants or beneficiaries that could subject any Company Benefit Plan, the Company or any Company ERISA Affiliate to any material civil or any criminal sanction.

                  (h) There are no actions, audits, suits or claims known to Seller that are pending or threatened against any Company Benefit Plan, any fiduciary of any of Company Benefit Plans with respect to the Company Benefit Plans, except claims for benefits made in the ordinary course of the operation of such plans.

                  (i) The Company and each Company ERISA Affiliate has made full and timely payment of all amounts required to be contributed under the terms of each Company Benefit Plan and applicable law or required to be paid as expenses under such Company Benefit Plan, and no excise taxes are assessable as a result of any nondeductible or other contributions made or not made to a Company Benefit Plan. No event or condition exists with respect to any Company Benefit Plan subject to Title IV of ERISA that could be deemed a "Reportable Event" (as defined in Title IV or ERISA) with respect to which the 30 day notice requirement has not been waived that could result in a material liability to Company, and no condition exists that would subject Company to a material fine under Section 4071 of ERISA. The assets of all Company Benefit Plans that are required under applicable laws to be held in trust are in fact held in trust, and the assets of each such Company Benefit Plan equal or exceed the liabilities of each such plan. The liabilities of each other plan are properly and accurately reported in all material respects on the financial statements and records of the Company. The assets of each Company Benefit Plan are reported at their fair market value on the books and records of each plan.

                  (j) Neither the Company nor any Company ERISA Affiliate is subject to any material liability, tax or penalty whatsoever to any person whomsoever as a result of Company's or any Company ERISA

Affiliate's engaging in a prohibited transaction under ERISA or the Code, and Seller has no knowledge of any circumstances that reasonably might result in any such material liability, tax or penalty as a result of a breach of fiduciary duty under ERISA. The termination of or withdrawal from any Company Benefit Plan maintained by Company or Company ERISA Affiliate that is subject to Title IV of ERISA or any other Company Benefit Plan immediately after the Closing Date will not subject to Company or any Company ERISA Affiliate to any additional material contribution requirement or to any other material liability, tax or penalty whatsoever (excluding any liability, tax or penalty attributable solely to the fact that such termination or withdrawal would violate the permanency requirement of Section 401(a) of the code or an excise tax under Code Section
4980). Neither the execution nor the performance of the transactions contemplated by this Agreement will create, accelerate or increase materially any obligations under any Company Benefit Plan. Neither the Company nor any Company ERISA Affiliate has any obligation to any retired or former employee, or any current employee upon retirement, under any Company Benefit Plan.

                  (k) From the date of this Agreement to the Closing Date, no amendment shall be made to any Company Benefit Plan, no commitment shall be made to amend any Company Benefit Plan and no commitment shall be made to continue any Company Benefit Plan or to adopt any new Company Benefit Plan for the benefit of any employees of Company or any Company ERISA Affiliate absent the express written consent of Buyer.

                  (l) No payment required to be made to any employee associated with the Company as a result of the transactions contemplated hereby under any contract or otherwise will, if made, constitute an "excess parachute payment" within the meaning of Section 280G of the Code.

                  (m) Except as described on Schedule 2.16, the consummation of the transactions contemplated hereby will not accelerate or increase materially liability under any Company Benefit Plan because of an acceleration or increase of any of the rights or benefits to which employees of the Company or any Company ERISA Affiliate may be entitled thereunder.

                  (n) Except as described on Schedule 2.16, the Company has, on a timely basis, made all material payments, withholdings and filings of any kind required of it by, and has otherwise complied in all material respects with, any applicable law, regulation or administrative order concerning pension, health, welfare, unemployment, workers' compensation or similar benefits administered by any governmental, regulatory or public body.

         Section 2.17. Brokers. Except as disclosed on Schedule 2.17, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by or on behalf of Seller, GST and the Company in such a manner as not to give rise to any claim against Buyer, any Affiliate (as such term is defined in the rules and regulations promulgated under the Securities Act) thereof, Seller, GST or the Company for a finder's fee, brokerage commission, advisory fee or other similar payment.

                  Section 2.18. Closing Date Effect. All of the representations and warranties of Seller and GST are true and correct as of the date hereof and shall be true and correct on and as of the Closing Date with the same force and effect as if such representations and warranties were made by Seller and GST to Buyer on the Closing Date.


              ARTICLE III. REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Seller and GST that:

         Section 3.1. Corporate Existence. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Complete and correct copies of the Certificate of Incorporation of Buyer and all amendments thereto, certified by the Secretary of State of the State of Delaware, and the By-laws of Buyer, and all amendments thereto, certified by the Secretary of Buyer, heretofore have been delivered to Seller. As a result of the business conducted by Buyer or the character or location of its properties, Buyer is duly qualified to do business and is in good standing in those states listed on Schedule 3.1 hereto, which are the only states where the nature of the business conducted by it or the character or location of its properties requires such qualification and where the failure to so qualify would have a material adverse effect upon the business, operations, assets, properties, rights or condition (financial or otherwise) or prospects of Buyer or upon the ability of the Buyer to consummate the transactions contemplated by this Agreement (a "Buyer Material Adverse Effect").

         Section 3.2. Authorization; Validity. Buyer has all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Except for the filings by Seller and Buyer required by the HSR Act, no declaration, recording or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by Buyer or the consummation by Buyer of the transactions contemplated hereby, other than such declarations, filings, registrations, notices, authorizations, consents or approvals which, if not made or obtained, as the case may be, would not, in the aggregate, have a Buyer Material Adverse Effect. All necessary corporate action has been taken by Buyer with respect to the execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby. Assuming the due execution and delivery of this Agreement by Seller and GST, this Agreement is a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the enforcement of creditors' rights and general principles of equity (whether applied in a proceeding at law or in equity).

         Section 3.3. No Breach of Statute or Contract. Neither the execution and delivery of this Agreement, nor the consummation by Buyer of the transactions contemplated hereby, nor compliance by Buyer with any of the provisions hereof, will (a) violate or cause a default under any statute (domestic or foreign), judgment, order, writ, decree, rule or regulation of any court or governmental authority applicable to Buyer or any of its material properties; (b) breach or conflict with any of the terms, provisions or conditions of the Certificate of Incorporation or By-laws of Buyer; or (c) violate, conflict with or breach or require the authorization, consent or approval of any party under any agreement, contract, mortgage, instrument, indenture or license to which Buyer is party or by which Buyer is or may be bound, or constitute a default (in and of itself or with the giving of notice, passage of time or both) thereunder, or result in the creation or imposition of any encumbrance upon, or give to any other party or parties, any claim, interest or right, including rights of termination or cancellation in, or with respect to any of Buyer's properties.

         Section 3.4. Capitalization; Buyer Common Stock. Buyer's authorized capital stock consists of 20,000,000 shares of Buyer Common Stock, of which 19,290,939 shares are issued and outstanding on the date hereof and will be outstanding on the Closing Date. Except as set forth in Schedule 3.4, there are no subscriptions, options, warrants, calls, rights, contracts, commitments, understandings, restrictions or arrangements of any kind relating to the issuance, sale or transfer by Buyer of its capital stock, including without limitation, any rights of conversion or exchange under any outstanding securities or other instruments. The issuance and delivery of the Payment Shares have been duly and validly authorized by all necessary corporate action on the part of Buyer and, upon issuance as provided in the Note, will be duly and validly issued, fully paid and non-assessable. The Payment Shares will be issued, transferred and delivered to Seller free and clear of any and all liens, claims, charges, encumbrances, restrictions and agreements of any nature whatsoever. The Payment Shares will not be issued, transferred, and delivered to Seller in violation of any preemptive rights, rights of first refusal or other similar rights.

         Section 3.5. SEC Reports and Financial Statements. Buyer has timely filed with the SEC, and has heretofore made available to Seller and GST true and complete copies of, all forms, reports, schedules, statements and other documents required to be filed by it under the Securities Act and the Exchange Act on or after January 1, 1995 (as such documents have been amended or supplemented since the time of their filing and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively, collectively, the "Buyer SEC Reports"). At the time of filing, the Buyer SEC Reports (including any financial statements or schedules included therein) (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (b) complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be. The audited consolidated financial statements and unaudited interim consolidated financial statements (including the related notes) of Buyer included in the Buyer SEC Reports have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present in all material respects the financial position of Buyer and its subsidiaries as of the dates thereof and the results of their operations and changes in financial position for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments and any other adjustments described therein (which will not be material individually or in the aggregate).

         Section 3.6. Absence of Undisclosed Liabilities. Except as disclosed in the Buyer SEC Reports, Buyer has no material debts, liabilities or obligations of any kind, whether accrued, absolute, contingent or other, whether due or to become due, that would have a Buyer Material Adverse Effect.

         Section 3.7. Absence of Certain Changes or Events. Except as set forth on Schedule 3.7 hereto, since September 30, 1997, no event or circumstance has occurred resulting or reasonably likely to result in a Buyer Material Adverse Effect. Without limiting the generality of the foregoing, since that date, there has not been with respect to Buyer:

                  (a) Any change in its business, operations (as now conducted or as presently proposed to be conducted), assets, properties or rights, prospects or condition (financial or otherwise), or combination thereof which reasonably could be expected to result in a Buyer Material Adverse Effect;

                  (b) Other than in the usual and ordinary course of business, any increase in amounts payable by Buyer to or for the benefit of or committed to be paid by Buyer to or for the benefit of any officer, director, stockholder, consultant, agent or employee of Buyer, in any capacity, or in any benefits granted under any bonus, stock option, profit sharing, pension, retirement, deferred compensation, insurance, or other direct or indirect benefit plan with respect to any such person;

                  (c) Any transaction entered into or carried out other than in the ordinary and usual course of its business, including without limitation, any transaction resulting in the incurrence of liabilities or obligations;

                  (d) Any material change made in the methods of doing business or in the accounting principles or practices or the method of application of such principles or practices;

                  (e) Any mortgage, pledge, lien, security interest, hypothecation, charge or other encumbrance imposed or agreed to be imposed on or with respect to any of its properties that will not be discharged prior to the Closing Date except for financing statements filed by personal property lessors as a matter of notification only;

                  (f) Except in the ordinary course of business, any sale, lease or other disposition of, or any agreement to sell, lease or otherwise dispose of any of its properties, assets or services, individually or in the aggregate, in excess of $100,000;

                  (g) Any purchase of or any agreement to purchase capital assets or any lease or any agreement to lease, as lessee, any capital assets, individually or in the aggregate, with a purchase price or carrying value in excess of $100,000;

                  (h) Any modification, waiver, change, amendment, release, rescission or termination of, or accord and satisfaction with respect to, any material term, condition or provision of any contract, agreement, license or other instrument to which the Company is a party, other than any satisfaction by performance in accordance with the terms thereof in the usual and ordinary course of its business;

                  (i) Any declaration of, or dividend or other distribution to the Company's shareholders, purchase, redemption or reclassification of any of the Company's capital stock or stock split, stock dividend, exchange or recapitalization or execution of any agreement in respect of the foregoing;

                  (j) Any damage, destruction or similar loss, whether or not covered by insurance, adversely affecting Buyer's business; or

                  (k) Any commitment by the Buyer to do any of the foregoing.

         Section 3.8. Litigation. Schedule 3.8 sets forth a complete and accurate list as of the date hereof of all Proceedings pending or, to Buyer's knowledge, threatened against or affecting the Buyer or any of the Buyer's properties or to Buyer's knowledge any of Buyer's officers or directors in their capacities as such, in, before or by any Governmental Authority. Seller shall update Schedule 3.8 as of the Closing Date, but any information on such updated schedule relating to Proceedings arising after the date hereof shall not constitute a breach of this Section 3.8 unless such Proceedings have had or can reasonably be expected to have a Buyer Material Adverse Effect. Except as set forth on Schedule 3.8 or as disclosed in the Buyer SEC Reports, there is no Proceeding pending or, to the knowledge of Buyer, threatened against or affecting the Buyer or any of the Buyer's properties or to Buyer's knowledge any of the Buyer's officers or directors in their capacity as such, in, before or by any Governmental Authority that has had or can reasonably be expected to have a Buyer Material Adverse Effect, nor has any Governmental Authority notified the Buyer prior to the date hereof of any intention to conduct any investigation with respect to Buyer. The Buyer is not subject to or in default with the respect to any judgment, order, writ, injunction or decree or any governmental restriction.

         Section 3.9. Compliance with Laws; Environmental Matters.

                  (a) Buyer is in compliance in all material respects with all laws, ordinances, regulations and orders applicable to its business and Buyer has no notice or actual knowledge of any violations thereof, whether actual, claimed or alleged, except as disclosed on Schedule 3.9 hereto and except for those instances of non-compliance or those violations as are not reasonably likely to have a Buyer Material Adverse Effect.

                  (b) Buyer is not the subject of or, to its knowledge, being threatened to be the subject of (i) any enforcement proceeding, or (ii) any investigation, brought in either case under any Environmental Law, at any time in effect or (iii) any third party claim relating to the violation of any Environmental Law on or off the properties of Buyer. Buyer has not been notified that it must obtain any permits and licenses or file documents for the operation of its business under any Environmental Laws. Buyer has not been notified of any conditions on or off its properties that can reasonably be expected to give rise to any Environmental Law and that would result in a Buyer Material Adverse Effect.

                  (c) Except as disclosed on Schedule 3.9, there are no Hazardous Substances that Buyer has used, stored or otherwise held in or on any of the facilities of Buyer that are present at or have migrated from the facilities, whether contained in ambient air, surface water, groundwater, land surface or subsurface strata.

         Section 3.10. Taxes. Except as set forth on Schedule 3.10:

                  (a) Buyer and its subsidiaries have duly filed all federal, state, local and foreign tax returns and tax reports required to be filed by them prior to the date hereof and will file, on or before the Closing Date, all such returns and reports which are required to be filed after the date hereof and on or before the Closing Date, all such returns and reports are true, correct and complete in all material respects, none of such returns and reports has been amended, and all taxes, assessments, fees and other governmental charges arising under such returns and reports (i) have been fully paid (or, with respect to any returns or reports filed between the date hereof and the Closing Date, will be) or (ii) are being contested in good faith by appropriate proceedings (and are set forth on Schedule 3.10);

                  (b) Schedule 3.10 sets forth the dates and results of any and all audits of federal, state, local and foreign tax returns of Buyer and its subsidiaries have performed by federal, state, local or foreign taxing authorities. No waivers of any applicable statutes of limitations are outstanding. All deficiencies proposed as a result of any audits have been paid or settled. There is no pending or threatened federal, state, local or foreign tax audit of Buyer and its subsidiaries and no agreement with any federal, state, local or foreign tax authority that may affect the subsequent tax liabilities of the Company; and

                  (c) Buyer and its subsidiaries have no material liabilities for taxes other than as shown on the financial statements included in the Buyer SEC Reports, and no federal, state, local or foreign tax authority is now asserting or, to the knowledge of Buyer, threatening to assert any deficiency or assessment for additional taxes with respect to the Company.

         Section 3.11. Brokers. Except as disclosed on Schedule 3.11 all negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by or on behalf of Buyer in such a manner as not to give rise to any claim against Buyer, Seller, GST, any Affiliate thereof, or the Company for a finder's fee, brokerage commission, advisory fee or other similar payment.

         Section 3.12. Closing Date Effect. All of the representations and warranties of Buyer are true and correct as of the date hereof and shall be true and correct on and as of the Closing Date with the same force and effect as if such representations and warranties were made by Buyer to Seller and GST on the Closing Date.

                              ARTICLE IV. COVENANTS

         Section 4.1. Access to Information.

                  (a) GST and Seller shall cause the Company to afford to Buyer and, on a need to know basis, its accountants, counsel, financial advisors and other representatives (the "Buyer Representatives") full access during normal business hours throughout the period prior to the Closing Date to all of its properties, books, contracts, commitments and records (including, but not limited to, tax returns) and, during such period, shall furnish promptly to the Buyer or Buyer Representatives (i) a copy of each report, schedule and other document filed by it with the SEC in connection with the transactions contemplated by this Agreement or that may have a material effect on its businesses, and (ii) such other information concerning the Company's business as Buyer shall reasonably request; provided that no investigation pursuant to this
Section 4.1 shall amend or modify any representations or warranties made herein or the conditions to the obligations of the respective parties to consummate the transactions contemplated hereby. Buyer shall treat, and shall cause the Buyer Representatives to treat, all such materials and information in accordance with the terms and conditions of that certain Mutual Non-Disclosure Agreement dated December , 1997 between Buyer and GST (the "Non-Disclosure Agreement").

                  (b) Buyer  shall  afford GST and Seller and, on a need to know basis, their respective accountants, counsel, financial advisors and other representatives (the "Seller Representatives") full access during normal business hours throughout the period prior to the Closing Date to all of the respective properties, books, contracts, commitments and records (including, but not limited to, tax returns) of Buyer and its subsidiaries and, during such period, shall furnish promptly to GST and Seller or the Seller Representatives
(i) a copy of each report, schedule and other document filed by any of them with the SEC in connection with the transactions contemplated by this Agreement or that may have a material effect on their respective businesses, and (ii) such other information concerning Buyer's business as GST and Seller shall reasonably request; provided that no investigation pursuant to this Section 4.1 shall amend or modify any representations or warranties made herein or the conditions to the obligations of the respective parties to consummate the transactions contemplated hereby. Seller and GST shall treat, and shall cause the Seller Representative to treat, all such materials and information in accordance with the terms and conditions of the Non-Disclosure Agreement.

         Section 4.2. Agreement to Cooperate.

                  (a) Subject to the terms and conditions herein provided, each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using its reasonable efforts to obtain all necessary or appropriate waivers, consents and approvals and to effect all necessary filings and submissions.

                  (b) Without limitation of the foregoing, each of Buyer and Seller undertakes and agrees to file as soon as practicable after the date hereof a Notification and Report Form under the HSR Act with the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "Antitrust Division"). Each of Buyer and Seller shall (i) use its best efforts to comply as expeditiously as possible with all lawful requests of the FTC or the Antitrust Division for additional information and documents and (ii) not extend any waiting period under the HSR Act or enter into any agreement with the FTC or the Antitrust Division not to consummate the transactions contemplated by this Agreement, except with the prior consent of the other parties hereto.

         Section 4.3. Directors' and Officers' Indemnification.

                  (a) Subject to the terms of this Section 4.3, after the Closing Date and notwithstanding any other provision contained in this Agreement, Buyer shall and shall cause the Company, to the fullest extent permitted under applicable law, to jointly and severally indemnify and hold harmless, each director, officer, employee and agent of the Company who served as such at any time prior to the Closing Date (each, together with such person's heirs, executors or administrators, an "NACT Indemnified Party" and collectively, the "NACT Indemnified Parties") against any costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (each an "NACT Claim"), arising out of, relating to or in connection with any action or omission occurring prior to the Closing Date (including, without limitation, acts or omissions in connection with such persons serving as an officer, director or other fiduciary in any entity if such service was at the request or for the benefit of the Company) or arising out of or pertaining to the transactions contemplated by this Agreement; provided, however, that Buyer shall have no obligation to indemnify any of the NACT Indemnified Parties hereunder unless such party acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful (the "Conduct Standard").

                  (b) If any NACT Indemnified Party shall seek indemnification pursuant to Section 4.3(a), such NACT Indemnified Party shall give prompt notice to Buyer of an NACT Claim within 10 days after receipt by the NACT Indemnified Party of notice of any such NACT Claim; provided, however, that the failure to provide such notice shall not release Buyer or the Company from any of their respective obligations under this Section 4.3, except to the extent that Buyer or the Company is materially prejudiced by such failure. The obligations and liabilities of Buyer and the Company under this Section 4.3 shall be governed by and contingent upon the following additional terms and conditions: Upon receipt of notice from an NACT Indemnified Party as provided in this Section 4.3(b), Buyer shall be entitled to assume and control the defense of the NACT Claim identified in such notice at its expense and through counsel of its choice reasonably satisfactory to such NACT Indemnified Party, if it gives notice of its intention to do so to such NACT Indemnified Party within 10 days after the receipt of such notice from such NACT Indemnified Party and actually assumes and controls such defense. The NACT Indemnified Party may, at its election and at its sole cost and expense, participate in any such defense. Notwithstanding the foregoing, if there exists a conflict of interest that would make it inappropriate for the same counsel to represent both the Indemnified Party, on the one hand, and the Indemnifying Party, on the other hand, in connection with any Indemnifiable Claim, then the Indemnified Party shall be entitled to retain its own counsel as is reasonably satisfactory to the Indemnifying Party at the Indemnifying Party's expense. In the event that such Indemnified Party shall seek indemnification as provided herein, such Indemnified Party shall make available to the Indemnifying Party, at its expense, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by the Indemnifying Party.

                  (c) Any determination required to be made with respect to whether an NACT Indemnified Party's conduct satisfies the Conduct Standard shall be made by independent legal counsel acceptable to Buyer, the Company and the NACT Indemnified Party.

                  (d) In the event Buyer or the Company or any of their successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in each such case, proper provisions shall be made so that the successors and assigns of the Buyer or the Company, as the case may be, shall assume the obligations set forth in this
Section 4.3.

         Section 4.4. Conduct of Business Prior to the Closing Date .

                  (a) During the period from the date of this Agreement to the Closing Date, except as otherwise contemplated by this Agreement or consented to or approved by Buyer in writing, Seller and GST shall cause the Company (i) to conduct its business in the usual, regular and ordinary course consistent with past practice and prudent business principles and (ii) to use its reasonable efforts to maintain and preserve intact its business organization, employees, goodwill with customers and advantageous business relationships and to retain the services of its officers and key employees.

                  (b) Seller and GST agree that on and or after the date hereof and prior to the Closing Date, without the consent of Buyer, Seller and GST shall not cause or otherwise suffer or permit the Company to:

                  (i) incur or become subject to, or agree to incur or become subject to, any obligation or liability (absolute or contingent) except current liabilities incurred, and obligations under contracts entered into, in the ordinary course of business;

                  (ii) discharge or satisfy any lien or encumbrance or pay any obligation or liability (absolute or contingent) other than liabilities payable in the ordinary course of business;

                  (iii) mortgage, pledge or subject to lien, charge or any encumbrance, any of the Company's properties or agree so to do;

                  (iv) sell or transfer or agree to sell or transfer any of its assets, properties or services or cancel or agree to cancel any debt or claim, except in each case in the ordinary course of business;

                  (v) consent or agree to a waiver of any right of substantial value;

                  (vi) enter into any transaction other than in the ordinary course of its business;

                  (vii) increase the rate of compensation payable or to become payable by it to any officers, employees or agents of the Company by more than 5% of the rate being paid to them at October 1, 1997;

                  (viii) terminate any contract, agreement, license or other instrument to which it is a party that provides for monthly payments by or to the Company in excess of $10,000;

                  (ix) through negotiation or otherwise, make any commitment or incur any liability or obligation to any labor organization except in the ordinary course of business consistent with past practice;

                  (x) make or agree to make any accrual or arrangement for or payment of bonuses or special compensation of any kind to any officer, employee or agent;

                  (xi) terminate any employee of the Company earning in excess of $25,000 per annum or directly or indirectly pay or make a commitment to pay any severance or termination pay to any officer, employee or agent except in the ordinary course of business consistent with past practice;

                  (xii) introduce any new method of management, operation or accounting with respect to its business or any of the assets, properties or rights applicable thereto;

                  (xiii) offer or extend more favorable prices, discounts or allowances than were offered or extended regularly on and prior to the date hereof;

                  (xiv) make capital expenditures or commitments therefor in excess of $100,000 except for repairs and maintenance in the ordinary course of business consistent with past practice; or

                  (xv) authorize or enter into any agreement to do any of the foregoing.

         Section 4.5. Conduct of Buyer's Business Prior to the Closing Date .

                  Buyer agrees that, between the date of this Agreement and the Closing Date, except (a) for any actions taken by Buyer relating to any other acquisitions or business combinations or (b) as expressly contemplated by any other provision of this Agreement, unless Seller shall otherwise agree in writing, (x) the respective business of Buyer and its subsidiaries shall be conducted only in, and shall not take any action except in, the ordinary course of business consistent with past practice. By way of amplification and not limitation, except (a) for any actions taken by Buyer relating to any other acquisitions or business combinations or (b) as expressly contemplated by any other provision of this Agreement, neither Buyer nor its subsidiaries shall, between the date of this Agreement and the Closing Date, directly or indirectly, do, or agree to do, any of the following without the prior written consent of Seller, which consent shall not be unreasonably withheld or delayed:

                           (i) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock, except that any subsidiary of Buyer may pay dividends or make other distributions to Buyer or any other subsidiary of Buyer;

                           (ii) reclassify, combine, split, subdivide or redeem,
                           purchase   or   otherwise   acquire,    directly   or
                           indirectly, any of its capital stock;

                           (iii)  sell,   transfer,   license,   sublicense   or
                           otherwise dispose of any material assets; or

                           (iv) authorize or enter into any formal or informal agreement or otherwise make any commitment to do any of the foregoing.

         Section 4.6. Acquisition of Minority Interest. Except as hereinafter provided, within 180 days after the Closing Date, subject, however, to compliance with the provisions of applicable laws, Buyer shall acquire, whether through tender or exchange offer, merger or otherwise, all of the outstanding Common Stock not then owned by it (the "Minority Interest") for a per share purchase price of not less than $17.50, payable in Buyer Common Stock, cash or a combination thereof. Not later than the time Buyer consummates any such transaction, it shall obtain (or shall cause the Company to obtain) a written opinion from a nationally recognized investment banking firm as to the fairness from a financial point of view of the consideration to be received by the holders of Common Stock in such transaction. Notwithstanding the foregoing, Buyer may elect not to acquire the Minority Interest, in which event, during such 180 day period, provided Seller has exercised the Seller Option, Buyer shall offer in writing to acquire the remaining shares of Common Stock owned by Seller for a per share price of not less than $17.50, payable in Buyer Common Stock, cash or a combination thereof. Within 15 days after receipt of such offer, Seller shall advise Buyer in writing whether or not it accepts Buyer's offer, which acceptance will be solely within Seller's discretion. In the event that Seller exercises the Seller Option, the shares of Buyer Common Stock to be received by Seller upon acquisition by Buyer of the Minority Interest or upon acceptance by Seller of Buyer's offer shall be registered in the name of Seller and/or its designee, any such designation to be made in writing by Seller, and Seller and/or such designee shall hold and dispose of such shares of Buyer Common Stock on substantially the same terms and conditions as those provided in the Registration Rights Agreement (as hereinafter defined). Seller and Buyer shall execute an agreement containing such terms and conditions at or before the time of Buyer's acquisition of the Common Stock owned by Seller.

         Section 4.7. Announcements. None of the parties to this Agreement nor any of their respective Affiliates shall make any public announcements prior to the Closing Date or any time thereafter with respect to this Agreement or the transactions contemplated hereby without the written consent of the other parties hereto, unless advised by counsel that such disclosure is required by law (in which event such party shall promptly notify the other parties hereto).

                  Section 4.8. Exemption from Anti-Takeover Statutes. Each of Seller and GST will use its best efforts to take, and to cause the Company to take, all steps required to exempt the transactions contemplated by this Agreement from any applicable state anti-takeover law, including, without limitation, Section 203 of the General Corporate Law of the State of Delaware.

                  Section 4.9. Resignations. Seller (a) shall use its best efforts to obtain the written resignation of all directors and officers of the Company as Buyer may specify to Seller in writing not less than 10 days prior to the Closing Date, effective as of the Closing Date, and (b) shall take all action necessary to cause the Board of Directors of the Company, at and immediately after the

Closing, to consist of those directors specified by Buyer in writing not less than 10 days prior to Closing.

         Section 4.10. Compliance with Rule 14f-1. Seller shall cause the Company to comply on a timely basis with Rule 14f-1 promulgated under the Exchange Act. Buyer shall cooperate in effecting such compliance and shall supply the Company with all information concerning it and its designees on the Board of Directors of the Company required to be presented in accordance with such rule.

         Section 4.11. Satisfaction of Conditions. Each of the parties hereto shall use its best efforts to fulfill or obtain the fulfillment of all of the conditions to Closing.

         Section 4.12. Notice of Developments. Buyer, GST and Seller agree to give each other prompt written notice in the event its own representations and warranties are discovered to be untrue as of the time made or in the event such party determines that such representations and warranties shall be untrue as if made at and as the Closing Date. No disclosure by Buyer, GST or Seller pursuant to this Section 4.12, however, shall be deemed to or shall supplement the schedules hereto or to cure any misrepresentation or breach of warranty;
provided, however, that the delivery of or failure to deliver any notice pursuant to this Section 4.12 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

                               ARTICLE V. CLOSING

         Section 5.1. Closing. This transaction shall close and all deliveries to be made at the time of closing (the "Closing") shall take place at 10:00 a.m., local time, on the date that is two business days after the date upon which the last of the conditions set forth in Article VI is satisfied or waived, or on such other date as may be agreed upon from time to time in writing by Seller and Buyer (the "Closing Date"). The Closing shall take place at the offices of Olshan Grundman Frome & Rosenzweig LLP, 505 Park Avenue, New York, New York.

         Section 5.2. Deliveries by Seller and GST. On or prior to the Closing Date, Seller and GST shall deliver to Buyer, duly and properly executed, the following:

                  (a) A certificate or certificates representing the Shares, duly endorsed in blank for transfer or accompanied by separate stock powers duly executed in blank, with all necessary documentary stamps evidencing the payment of all applicable transfer taxes.

                  (b) Resignation letters in accordance with Section 4.10 hereof.

                  (c) Resolutions of the Board of Directors of each of Seller and GST authorizing the execution and delivery of this Agreement by each of Seller and GST and the performance of its obligations hereunder, certified by the Secretary of each of Seller and GST.

                  (d) A certificate of the Secretary of State of Delaware dated as of a recent date as to the good standing of the Company in such state.

                  (e) A certificate of the Secretary of State of each state listed on Schedule 2.1, dated as of a recent date as to the good standing of the Company in each such state.

                  (f) A Certificate of the President and Secretary of each of Seller and GST in accordance with Section 6.1(d).

                  (g) A Registration Rights Agreement to be entered into by and between Buyer and Seller, in the form attached hereto as Exhibit A (the "Registration Rights Agreement").

                  (h) An Indemnification Agreement to be entered into among Buyer, Seller and GST, in the form attached hereto as Exhibit B (the "Indemnification Agreement").

                  (i) A Noncompetition and Non-Disclosure Agreement to be entered into among Buyer, Seller and GST, in the form attached hereto as Exhibit C (the "Noncompetition Agreement").

                  (j) A Stock Agreement to be entered into by and between Buyer and Seller, in the form attached hereto as Exhibit D (the "Stock Agreement").

                  (k) Such other separate instruments or documents that Buyer may reasonably deem necessary or appropriate in order to consummate the transactions contemplated by this Agreement including, without limitation, all regulatory and contractual consents of third parties.

         Section 5.3. Deliveries by Buyer. On or prior to the Closing Date, Buyer shall deliver to Seller all duly and properly executed, the following:

                  (a) Resolutions of the Board of Directors of Buyer authorizing the execution and delivery of this Agreement by Buyer and the performance of its obligations hereunder, certified by the Secretary of Buyer.

                  (b) A certificate of the Secretary of State of Delaware dated as of a recent date as to the good standing of Buyer in such state.

                  (c) A certificate of the President and Secretary of Buyer in accordance with Section 6.2(d).

                  (d)      The sum of $59,662,956 in accordance with Section
1.2 hereof.

                  (e) The Payment Shares, registered in the name of Seller or its designee, any such designation to be made by Seller in writing and delivered to Buyer not later than two days prior to the Closing Date.

                  (f)      The Registration Rights Agreement.

                  (g)      The Indemnification Agreement.

                  (h)      The Noncompetition Agreement.

                  (i)      The Stock Agreement.

                  (j) Such other separate instruments or documents that Seller may reasonably deem necessary or appropriate in order to consummate the transactions contemplated by this Agreement.


                 ARTICLE VI. CONDITIONS PRECEDENT TO OBLIGATIONS

         Section 6.1. Conditions to Obligations of Buyer. Each and every obligation of Buyer to be performed on the Closing Date shall be subject to the satisfaction as of or before the Closing Date of the following conditions (unless waived in writing by Buyer):

                  (a) Representations and Warranties. Seller's and GST's representations and warranties set forth in Article II of this Agreement shall have been true and correct in all respects when made and shall be true and correct in all material respects at and as of the Closing Date as if such representations and warranties were made as of the Closing Date, except for changes permitted or contemplated by this Agreement and except to the extent that any representation or a warranty is made as of a specified date, in which case such representation or warranty shall be true in all material respects as of such date.

                  (b) Performance of Agreement. All covenants, conditions and other obligations under this Agreement which are to be performed or complied with by Seller and GST shall have been fully performed and complied with on or prior to the Closing Date, including, without limitation, the delivery of the fully executed instruments and documents in accordance with Section 5.2 hereof.

                  (c) No Adverse Proceeding. There shall be no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or governmental investigation against Buyer, Seller, GST or the Company, for the purpose of enjoining or preventing the consummation of this Agreement, or otherwise claiming that this Agreement or the consummation hereof is illegal.

                  (d) Certificate. Seller and GST shall have delivered to Buyer a certificate, dated the Closing Date, executed by Seller's and GST's President and Secretary, to the effect that (i) the conditions set forth in subsections
(a) and (b) and, to the best  knowledge of such  officers,  (c), of this Section
6.1 have been satisfied and (ii) the Certificate of Incorporation and By-laws of the Company shall have not been amended since the date upon which certified copies of each had been delivered to Buyer and remain in full force and effect.

                  (e) HSR Act Waiting Period. Any applicable waiting period under the HSR Act shall have expired or been terminated.

                  (f) No Material Adverse Effect. There shall not have occurred any event or circumstance resulting or reasonably likely to result in a Material Adverse Effect.

                  (g) Billing Arrangements. The firm of Madson & Metcalf shall have acknowledged in writing the billing arrangements with respect to the representation of the Company, GST and Seller contemplated by Section 7.7 hereof.

         Section 6.2. Conditions to Obligations of Seller and GST .

                  Each and every obligation of Seller and GST to be performed on the Closing Date shall be subject to the satisfaction as of or before the Closing Date of the following conditions (unless waived in writing by Seller or GST):

                  (a) Representations and Warranties. Buyer's representations and warranties set forth in Article III of this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Closing Date as if such representations and warranties were made as of the Closing Date, except for changes permitted or contemplated by this Agreement and except to the extent that any representation or a warranty is made as of a specified date, in which case such representation or warranty shall be true in all material respects as of such date.

                  (b) Performance of Agreement. All covenants, conditions and other obligations under this Agreement which are to be performed or complied with by Buyer shall have been fully performed and complied with on or prior to the Closing Date including, without limitation, the delivery and the fully executed instruments and documents in accordance with Section 5.3 hereof.

                  (c) No Adverse Proceeding. There shall be no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or governmental investigation against Buyer, Seller, GST or the Company, for the purpose of enjoining or preventing the consummation of this Agreement, or otherwise claiming that this Agreement or the consummation hereof is illegal.

                  (d) Certificate. Buyer shall have delivered to Seller and GST a certificate, dated the Closing Date, executed by Buyer's President and Secretary to the effect that (i) the conditions set forth in subsections (a) and
(b) and, to the best knowledge of such officers, (c), of this Section 6.2 have been satisfied and (ii) the Certificate of Incorporation and By-laws of Buyer shall have not been amended since the date upon which certified copies of each had been delivered to Seller and GST and remain in full force and effect.

                  (e) HSR Act Waiting Period. Any applicable waiting period under the HSR Act shall have expired or been terminated.

                  (f) No Buyer Material Adverse Effect. There shall not have occurred any event or circumstance resulting or reasonably likely to result in a Buyer Material Adverse Effect.

                  (g) Billing Arrangements. The firm of Madson & Metcalf shall have acknowledged in writing the billing arrangements with respect to the representation of the Company, GST and Seller contemplated by Section 7.7 hereof.

                ARTICLE VII. INDEMNIFICATION; AEROTEL LITIGATION

         Section 7.1. Survival of Covenants and Agreements. Each of the covenants and agreements contained in this Agreement and in each of the documents and instruments referred to herein that is intended by its terms to be performed in whole or in part subsequent to the Closing Date shall survive the execution and delivery of this Agreement and the Closing.

         Section 7.2. Survival of Representations and Warranties. Except as hereinafter provided, none of the representations and warranties contained herein shall survive the Closing and from and after the Closing Date, no party hereto or any Affiliate of such party shall have any liability or obligation in respect thereof. Notwithstanding the foregoing, (a) the representations and warranties contained in Sections 2.14 and 3.10 hereof shall survive the Closing until the expiration of the periods of limitations and any extensions thereof under applicable federal, state and local laws, rules and regulations applicable to assessment and collection of the tax or taxes to which any such representation or warranty relates; (b) the representations and warranties contained in

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
Sections 2.2, 2.5 and 3.2 hereof shall survive until the fifth anniversary of the Closing Date.

         Section 7.3. Indemnification.

                  (a) Subject to the limitations set forth in this Article VII, GST and Seller jointly and severally indemnify and hold harmless Buyer from and against any and all losses, liabilities, damages, demands, claims, suits, actions, judgments or causes of action, assessments, costs and expenses including, without limitation, interest, penalties, reasonable attorneys' fees, any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation (collectively, "Damages"), asserted against, resulting to, imposed upon, or incurred or suffered by Buyer, directly or indirectly, as a result of or arising from any inaccuracy in or breach of the representations and warranties made in Sections 2.2, 2.5 and 2.14 of this Agreement (individually an "Indemnifiable Claim" and collectively "Indemnifiable Claims" when used in the context of Buyer as the Indemnified Party (as hereinafter defined)).

                  (b) Subject to the limitations set forth in this Article VII, Buyer shall indemnify and hold harmless each of GST and Seller from and against any and all Damages asserted against, resulting to, imposed upon, or incurred or suffered by GST or Seller, directly or indirectly, as a result of or arising from any inaccuracy in or breach of any of the representations and warranties made by Buyer in Sections 3.2 and 3.10 of this Agreement (individually an "Indemnifiable Claim" and collectively "Indemnifiable Claims" when used in the context of GST or Seller as the Indemnified Party).

                  (c) For purposes of this Article VII, all Damages shall be computed net of any insurance coverage (from the amount of which coverage there shall be deducted all costs and expenses, including attorneys' fees, of the Indemnified Party not reimbursed by such coverage) with respect thereto that reduces the Damages that would otherwise be sustained; provided, however, that in all cases, the timing of the receipt or realization of insurance proceeds shall be taken into account in determining the amount of reduction of Damages.

         Section 7.4. Limitations on Indemnification. Rights to indemnification hereunder are subject to the following limitations:

                  (a) The  obligation  of  indemnity  in respect of (i) Sections
2.14 and 3.10 hereof shall terminate on the expiration of the periods of limitations and any extensions thereof under federal, state and local laws, rules and regulations applicable to assessment and collection of the tax or taxes with respect to which indemnification is sought; and (ii) Sections 2.2, 2.5 and 3.2 hereof shall terminate on the fifth anniversary of the Closing Date.

                  (b) If, prior to the termination of any obligation to indemnify as provided for herein, written notice of a claimed breach is given by the party seeking indemnification including in detail the basis therefor (the "Indemnified Party") to the party from whom indemnification is sought (the "Indemnifying Party") or a suit or action based upon a claimed breach is commenced against the Indemnified Party, the Indemnified Party shall not be precluded from pursuing such claimed breach or suit or action, or from recovering from the Indemnifying Party (whether through the courts or otherwise) on the claim, suit or action, by reason of the termination otherwise provided for above.

                  (c) The right of any party hereto to commence or assert an action, suit, claim or proceeding for Damages in respect of the breach of a representation or warranty contained herein shall terminate at the same time that the obligation of indemnification provided herein with respect to such breach shall terminate.

         Section 7.5. Procedure for Indemnification with Respect to Third-Party Claims .

         The Indemnified Party shall give the Indemnifying Party prompt written notice of any third party claim, demand, assessment, suit or proceeding to which the indemnification set forth in Section 7.3 applies, which notice to be effective must describe such claim in reasonable detail (the "Indemnification Notice"). Notwithstanding the foregoing, the Indemnified Party shall not have any obligation to give any notice of any assertion of liability by a third party unless such assertion is in writing, and the rights of the Indemnified Party to be indemnified hereunder in respect of any third party claim shall not be adversely affected by its failure to give notice pursuant to the foregoing unless and, if so, only to the extent that, the Indemnifying Party is materially prejudiced thereby. The Indemnifying Party shall have the right to control the defense or settlement of any such action subject to the provisions set forth below, but the Indemnified Party may, at its election, participate in the defense of any action or proceeding at its sole cost and expense. Notwithstanding the foregoing, if there exists a conflict of interest that would make it inappropriate for the same counsel to represent both the Indemnified Party, on the one hand, and the Indemnifying Party, on the other hand, in connection with any Indemnifiable Claim, then the Indemnified Party shall be entitled to retain its own counsel as is reasonably satisfactory to the Indemnifying Party at the Indemnifying Party's expense. In the event that such Indemnified Party shall seek indemnification as provided herein, such
Indemnified Party shall make available to the Indemnifying Party, at its expense, all witnesses, pertinent records, materials and information in the

Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by the Indemnifying Party. Should the
Indemnifying Party fail to defend any such Indemnifiable Claim (except for failure resulting from the Indemnified Party's failure to timely give notice of such Indemnifiable claim), then, in addition to any other remedy, the Indemnified Party may settle or defend such action or proceeding through counsel of its own choosing and may recover from the Indemnifying Party the amount of such settlement, demand, or any judgment or decree and all of its costs and expenses, including reasonable fees and disbursements of counsel. Except as permitted in the preceding sentence, the Indemnifying Party shall not be liable for any settlement effected without its written consent, which consent shall not be unreasonably withheld; provided, however, if such approval is unreasonably withheld, the liability of the Indemnifying Party shall be limited to the amount of the proposed compromise or settlement and the amount of the Indemnified Party's reasonable counsel fees incurred in defending such claim, as permitted by the preceding sentence, at the time such consent is unreasonably withheld. Notwithstanding the preceding sentence, the right of the Indemnified Party to compromise or settle any claim without the prior written consent of the Indemnifying Party shall only be available if a complete release of the Indemnifying Party is contemplated to be part of the proposed compromise or settlement of such third party claim.

         Section   7.6.   Procedure   For   Indemnification   with   Respect  to
Non-Third-Party Claims. In the event that the Indemnified Party asserts the existence of an Indemnifiable Claim (but excluding claims resulting from the assertion of liability by third parties), it shall give prompt written notice to the Indemnifying Party specifying the nature and amount of the claim asserted (the "Non- Third Party Claim Indemnification Notice"). If the Indemnifying Party, within 30 days (or such greater time as may be necessary for the Indemnifying Party to investigate such Indemnifiable Claim not to exceed 60 days), after receiving the Non-Third Party Claim Indemnification Notice from the Indemnified Party, shall not give written notice to the Indemnified Party announcing its intent to contest such assertion of the Indemnified Party (the "Contest Notice"), such assertion shall be deemed accepted and the amount of the claim shall be deemed a valid Indemnifiable Claim. During the time period set forth in the preceding sentence, the Indemnified Party shall cooperate fully with the Indemnifying Party in respect of such Indemnifiable Claim. In the event, however, that the Indemnifying Party contests the assertion of a claim by giving a Contest Notice to the Indemnified Party within such period, then if the parties hereto, acting in good faith, cannot reach agreement with respect to such claim within 60 days after such notice was first given to the Indemnifying Party, such parties may seek any remedy available to them at law or in equity.

         Section 7.7. Aerotel Litigation. GST, Seller, the Company and others are parties to the action identified as item 1 in Schedule 2.11 hereto (the "Aerotel Litigation"). Notwithstanding anything herein to the contrary, the following provisions shall be applicable with respect to the Aerotel Litigation from and after the Closing Date:

                  (a) The firm of Madson & Metcalf ("M&M"), currently counsel to NACT, shall also become counsel to GST and Seller in the Aerotel Litigation. So long as the Aerotel Litigation is pending, each of the Company, GST and Seller shall waive any and all conflicts that may arise in the course of the representation of each, so that each may continue to be represented by M&M therein. In connection with the Aerotel Litigation, each of (i) the Company and
(ii) GST and Seller (jointly and severally) shall be responsible for 50% of all of the reasonable attorneys' fees and expenses of M&M in its representation of the Company, and M&M shall bill the Company (on the one hand) and GST and Seller (on the other hand) for such fees and expenses in accordance therewith.

                  (b) The aggregate Aerotel Damages (as hereinafter defined) shall be borne by the parties hereto in the following proportions: the Company - 50%; and GST and Seller jointly and severally - 50%. Notwithstanding anything to the contrary, the Company shall not be responsible for any fees or expenses of any counsel to either GST or Seller in connection with the Aerotel Litigation.

                  (c) For the purposes hereof, "Aerotel Damages" shall mean the following required to be paid by the Company relating to the Aerotel Litigation:
(i) reasonable attorneys' fees (including those incurred in the representation of Thomas E. Sawyer and Kyle B. Love by separate counsel) incurred in defending any claim or prosecuting any defense or counterclaim asserted in the Aerotel Litigation, including any and all appeals; (ii) in respect of all periods ending on or before the Determination Date (as hereinafter defined), all losses, liabilities, damages, demands, claims, suits, actions, judgments, causes of action, assessments, costs and expenses, including without limitation, interest, penalties, royalties, license fees, any and all reasonable expenses incurred in investigating, preparing or defending the Aerotel Litigation and amounts paid in settlement thereof; and (iii) in respect of the Post Determination Date Period (as hereinafter defined), (A) all royalties or license fees that are required to be paid pursuant to a license or royalty agreement entered into on a good faith basis subsequent to the Determination Date by the Company on behalf of itself and on behalf of purchasers of its products (to the extent not directly or indirectly passed on to such purchasers) for the use of intellectual property at issue in the Aerotel Litigation; (B) refunds required to be made to such purchasers pursuant to written agreements with such purchasers as a result of the Aerotel Litigation; and (C) costs of replacement or modification of products sold to such purchasers required to be made as a direct result of the Aerotel Litigation; provided, that in no event shall the proportion of Aerotel Damages in respect to the Post Determination Date Period to be borne by GST and Seller jointly exceed $2,000,000 in aggregate amount. Anything in the foregoing to the contrary notwithstanding, Aerotel Damages shall not include (i) the Company's internal costs, including without limitation those of the Company's personnel in assisting counsel and in preparing for pre-trial discovery and trial and in post-trial matters, and the Company's direct expenses in assisting counsel, including without limitation, photocopying, telecommunications and transportation costs; (ii) the fees of more than two law firms representing the Company, and in such connection, the parties hereto agree that the two law firms representing the Company shall be M&M and the law firm substituted for Olshan Grundman Frome & Rosenzweig LLP, as New York counsel in the Aerotel Litigation;
(iii) the fees of any law firm that may hereafter represent Buyer; (iv) any claim or theory of damages based upon diminution or alleged diminution in value of the Company as an enterprise as a result of any adjudication or settlement of the Aerotel Litigation; or (v) losses, liabilities, damages, demands, claims, suits, actions, judgments, causes of action, assessments, costs and expenses, including without limitation, interest, penalties, attorneys' fees, or any and all expenses required to be paid by the Company in respect of periods commencing subsequent to the Post Determination Date Period. For the purposes hereof, "Determination Date" shall mean the date on which a judgment is issued by the District Court in the Aerotel Litigation, which judgment includes an adjudication that Aerotel's patent is valid and that it has been infringed. Within 15 days after the Determination Date, GST shall give written notice to Buyer whether GST desires that an appeal be taken from the judgment of the District Court. Within 15 days after such notice is given, Buyer shall give written notice of its determination whether to take such appeal. If Buyer determines not to take such appeal, or if Buyer determines to take such appeal and GST has notified Buyer that it desires that such appeal not be taken, then the Post Determination Date Period shall be the period commencing on the Determination Date and ending on the day preceding the first anniversary thereof. If Buyer determines to take such appeal and GST has notified Buyer that it desires that such appeal be taken, then the Post Determination Date Period shall be the period commencing on the Determination Date and ending on the day preceding the second anniversary thereof.

                  (d) Within 30 days after the end of each calendar quarter, commencing with the calendar quarter in which the Closing Date occurs, Buyer shall give to Seller and Seller shall give to Buyer written notice (the "Aerotel Damages Notice") of the amount of Aerotel Damages paid by it during such calendar quarter, providing reasonable detail of such Aerotel Damages and accompanying such Aerotel Damages Notice with supporting invoices and vouchers. If, within 30 days after receiving an Aerotel

Damages Notice, the recipient shall not give written notice to the other party announcing its intent to contest such Aerotel Damages Notice (the "Aerotel Contest Notice"), such Aerotel Damages Notice shall be deemed accepted. In such event, the parties shall make appropriate payments to one another so that the Aerotel Damages for such calendar quarter shall be borne by them in the relative proportions set forth in Section 7.7(b). During the time period set forth in the preceding sentence, the parties shall cooperate fully in respect of such Aerotel Damages Notice. In the event, however, that a party contests the Aerotel Damages Notice by giving an Aerotel Contest Notice to the other party within such period, then if the parties, acting in good faith, cannot reach agreement with respect to such contest within 60 days after the Aerotel Contest Notice was first given, the provisions of Section 7.7(g) shall be applicable.

                  (e) In the event that GST and Seller cease to be parties in the Aerotel Litigation and the Company remains a defendant, including a defendant-appellant therein, Buyer shall cause the Company to keep GST fully informed at all times as to the status of the Aerotel Litigation. It shall cause the Company to provide GST with a copy of all material documents proposed to be filed therein not less than five days prior to such proposed filing and the Company will give due consideration to any comment of GST with respect thereto. If for any reason (other than settlement as contemplated below) the Company fails or refuses to maintain the defense of the Aerotel Litigation or to pursue the immediate appeal of any adverse ruling therein, GST shall have the right in the name of the Company to assume such defense or to perfect such appeal in such manner as it deems appropriate.

                  (f) After the Closing, Buyer shall not and shall cause the Company not to, settle or compromise the Aerotel Litigation on behalf of the Company, without the express written consent of each of the parties to this Agreement, which consent shall not be unreasonably withheld or delayed. Prior to the Closing, GST shall not, and shall cause the Company not to, settle or compromise the Aerotel Litigation on behalf of the Company, without the express written consent of each of the parties to this Agreement, which consent shall not be unreasonably withheld or delayed.

                  (g) Any dispute arising out of this Section 7.7 shall be submitted to and settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. Such arbitration shall be held in Washington, D.C. before a panel of three arbitrators, one selected by each of the parties and the third selected by mutual agreement of the first two, and all of whom shall be independent and impartial under the rules of the American Arbitration Association. The decision of the arbitrators shall be final and binding as to any matter submitted under this Agreement. To the extent the decision of the arbitrators is that a party shall be indemnified hereunder, the amount shall be satisfied as herein provided. Judgment upon any award rendered by the arbitrators may be entered in any court of competent jurisdiction.

         Section 7.8. Payment. In the event that any party is required to make any payment under this Article VII, such party shall promptly pay the other party the amount so determined. If there should be a dispute as to the amount or manner of determination of any indemnity obligation owed under this Article VII, the paying party shall nevertheless pay when due such portion, if any, of the obligation as shall not be subject to dispute. The difference, if any, between the amount of the obligation ultimately determined as properly payable under this Article VII and the portion, if any, theretofore paid shall bear interest as provided below. If all or part of any indemnification obligation under this Agreement is not paid when due, then the paying party shall pay the other party interest on the unpaid amount of the obligation for each day from the date the amount became due until payment in full, payable on demand, at the fluctuating rate per annum which at all times shall be equal to (i) the lowest rate of interest generally charged from time to time by Morgan Guaranty Trust Company of New York and publicly announced by such bank as its so-called "prime rate" plus
(ii) five percent (5%).

                            ARTICLE VIII. TERMINATION

         Section 8.1. Termination by Buyer. This Agreement may be terminated and cancelled at any time prior to the Closing Date by Buyer upon written notice to Seller and GST if: (i) any of the representations or warranties of Seller and GST contained herein shall prove to be inaccurate or untrue in any respect; or
(ii) any obligation, term or condition to be performed, kept or observed by Seller and GST hereunder has not been performed, kept or observed in any material respect at or prior to the time specified in this Agreement.

         Section 8.2. Termination by Seller and GST. This Agreement may be terminated and cancelled at any time prior to the Closing Date by Seller and GST upon written notice to Buyer if: (i) any of the representations or warranties of Buyer contained herein shall prove to be inaccurate or untrue in any material respect; or (ii) any obligation, term or condition to be performed, kept or observed by Buyer hereunder has not been performed, kept or observed in any material respect at or prior to the time specified in this Agreement.

         Section 8.3. Termination by Any Party. Any party hereto shall have the right to terminate and cancel this Agreement if (i) the Closing Date shall not have occurred on or before March 15, 1998; provided that such failure of occurrence shall not have resulted from the delay, default or breach of such party; or (ii) a court of competent jurisdiction shall have issued an order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable.

         Section 8.4. Termination by Mutual Consent. This Agreement may be terminated and cancelled at any time prior to the Closing Date by mutual written consent of Buyer, Seller and GST.

         Section 8.5. Effect of Termination. In the event of termination of this Agreement by any party hereto as provided in this Article VII, this Agreement shall forthwith become void and there shall be no further obligation on the part of any party or their respective officers or directors (except as set forth in this Section 8.5 and in Sections 4.1 and 4.7 which shall survive the termination). Nothing in this Section 8.5 shall relieve any party from liability for any breach or failure of observance of the provisions of this Agreement.

         Section 8.6. Specific Performance. The parties hereto agree that money damages or other remedy at law would not be a sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that in addition to all other remedies available to them, each of them shall be entitled to the fullest extent permitted by law to an injunction restraining such breach, violation or default, threatened breach, violation or default and to any other equitable relief, including, without limitation, specific performance.


                      ARTICLE IX. MISCELLANEOUS PROVISIONS

         Section 9.1. Notices. Except as otherwise provided in Section 1.3 hereof, all notices and other communications required or permitted under this Agreement shall be deemed to have been duly given and made when received if in writing and if served either by personal delivery to the party for whom intended (which shall include delivery by Federal Express or similar nationally recognized service) or five business days after being deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail bearing the address shown in this Agreement for, or such other address as may be designated in writing hereafter by, such party:

         If to Seller:     GST Telecommunications, Inc.
                           4001 Main Street
                           Vancouver, Washington 98663
                           Attention:  Chief Executive Officer

         with a copy to:   Olshan Grundman Frome & Rosenzweig LLP
                           505 Park Avenue
                           New York, New York 10022
                           Attention: Stephen Irwin, Esq.

         If to Buyer:      World Access, Inc.
                           945 E. Paces Ferry Road, Suite 2240
                           Atlanta, Georgia 30326
                           Attention: Chief Executive Officer

         with a copy to:   Rogers & Hardin LLP
                           2700 International Tower, Peachtree Center
                           229 Peachtree Street, N.E.
                           Atlanta, Georgia 30303
                           Attention: Steven E. Fox, Esq.

         Section 9.2. Entire Agreement. This Agreement and the documents referred to herein embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, oral or written, relative to said subject matter.

         Section 9.3. Binding Effect; Assignment. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon Buyer, Seller and GST and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be transferred or assigned (by operation of law or otherwise) by either of the parties hereto without the prior written consent of the other party except that Buyer shall have the right to assign its rights but not its obligations hereunder to any Affiliate thereof. Any transfer or assignment of any of the rights, interests or obligations hereunder in violation of the terms hereof shall be void and of no force or effect.

         Section 9.4. Captions. The Article and Section headings of this Agreement are inserted for convenience only and shall not constitute a part of this Agreement in construing or interpreting any provision hereof.

         Section 9.5. Expenses of Transaction. Seller and GST shall pay all costs and expenses incurred thereby in connection with this Agreement and the transactions contemplated hereby. Buyer shall pay all costs and expenses incurred by it in connection with this Agreement and the transactions contemplated hereby.

         Section  9.6.  Waiver;  Consent.  This  Agreement  may not be  changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by each of the parties hereto, and no waiver of any of the provisions or conditions of this Agreement or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto. Except to the extent that a party hereto may have otherwise agreed to in writing, no waiver by that party of any condition of this Agreement or breach by the other party of any of its obligations, representations or warranties hereunder shall be deemed to be a waiver of any other condition or subsequent or prior breach of the same or any other obligation or representation or warranty by such other party, nor shall any forbearance by the first party to seek a remedy for any noncompliance or breach by such other party be deemed to be a waiver by the first party of its rights and remedies with respect to such noncompliance or breach.

         Section 9.7. No Third Party Beneficiaries. Subject to the provisions of
Section 9.3 hereof, nothing herein, expressed or implied, is intended or shall be construed to confer upon or give to any person, firm, corporation or legal entity, other than the parties hereto, any rights, remedies or other benefits under or by reason of the provisions of this Agreement, including without limitation, those of Section 7.7 hereof.

         Section 9.8. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         Section 9.9. Gender. Whenever the context requires, words used in the singular shall be construed to mean or include the plural and vice versa, and pronouns of any gender shall be deemed to include and designate the masculine, feminine or neuter gender.

         Section 9.10. Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

         Section 9.11. Knowledge. As used in this Agreement, the term "knowledge", when used herein with respect to Seller or Buyer shall mean the knowledge of each of the executive officers of Seller or Buyer, as the case may be.

         Section 9.12. Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                     BUYER:

                                     WORLD ACCESS, INC.


                                     By:
                                        ------------------------------------
                                        Name:
                                       Title:


                                     SELLER:

                                     GST USA, INC.


                                     By:
                                        -------------------------------------
                                        Name:
                                        Title:


                                     GST TELECOMMUNICATIONS, INC.


                                     By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I. PURCHASE AND SALE OF SHARES................................  1
         Section 1.1.  Purchase and Sale of Shares....................  1
         Section 1.2.  Purchase Price.................................  1
         Section 1.3.  Option of Seller...............................  2

ARTICLE II.  REPRESENTATIONS AND WARRANTIES OF SELLER AND
         GST..........................................................  3
         Section 2.1.  Corporate Existence............................  3
         Section 2.2.  Authorization; Validity........................  3
         Section 2.3.  No Breach of Statute or Contract...............  4
         Section 2.4.  Subsidiaries...................................  4
         Section 2.5.  Ownership of Shares............................  4
         Section 2.6.  Capitalization; Shares.........................  4
         Section 2.7.  SEC Reports and Financial Statements...........  5
         Section 2.8.  Absence of Undisclosed Liabilities.............  5
         Section 2.9.  Absence of Certain Changes or Events...........  5
         Section 2.10. Proprietary Rights.............................  7
         Section 2.11. Litigation.....................................  8
         Section 2.12. Contracts and Commitments......................  8
         Section 2.13. Compliance with Laws; Environmental
                       Matters........................................  9
         Section 2.14. Taxes.......................................... 10
         Section 2.15. Employees...................................... 10
         Section 2.16. Company Employee Benefit Plans................. 10
         Section 2.17. Brokers........................................ 14
         Section 2.18. Closing Date Effect............................ 15

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF BUYER.................. 15
         Section 3.1.  Corporate Existence............................ 15
         Section 3.2.  Authorization; Validity........................ 15
         Section 3.3.  No Breach of Statute or Contract............... 16
         Section 3.4.  Capitalization; Buyer Common Stock............. 16
         Section 3.5.  SEC Reports and Financial Statements........... 17
         Section 3.6.  Absence of Undisclosed Liabilities............. 17
         Section 3.7.  Absence of Certain Changes or Events........... 17
         Section 3.8.  Litigation..................................... 19
         Section 3.9.  Compliance with Laws; Environmental
                       Matters........................................ 19
         Section 3.10. Taxes.......................................... 20
         Section 3.11. Brokers........................................ 20
         Section 3.12. Closing Date Effect............................ 20

ARTICLE IV.  COVENANTS................................................ 20
         Section 4.1.  Access to Information.......................... 21
         Section 4.2.  Agreement to Cooperate......................... 21
         Section 4.3.  Directors' and Officers'
                       Indemnification................................ 22

6                                                    i

                                                                      Page

         Section 4.4.  Conduct of Business Prior to the
                       Closing Date................................... 23
         Section 4.5.  Conduct of Buyer's Business Prior to
                       the Closing Date............................... 25
         Section 4.6.  Acquisition of Minority Interest............... 26
         Section 4.7.  Announcements.................................. 26
         Section 4.8.  Exemption from Anti-Takeover
                       Statutes....................................... 26
         Section 4.9.  Resignations................................... 26
         Section 4.10. Compliance with Rule 14f-1..................... 27
         Section 4.11. Satisfaction of Conditions..................... 27
         Section 4.12. Notice of Developments......................... 27

ARTICLE V.  CLOSING................................................... 27
         Section 5.1.  Closing........................................ 27
         Section 5.2.  Deliveries by Seller and GST................... 27
         Section 5.3.  Deliveries by Buyer............................ 28

ARTICLE VI.  CONDITIONS PRECEDENT TO OBLIGATIONS...................... 29
         Section 6.1.  Conditions to Obligations of Buyer............. 29
         Section 6.2.  Conditions to Obligations of Seller
                       and GST........................................ 30

ARTICLE VII.  INDEMNIFICATION; AEROTEL LITIGATION..................... 31
         Section 7.1.  Survival of Covenants and Agreements........... 31
         Section 7.2.  Survival of Representations and
                       Warranties..................................... 31
         Section 7.3.  Indemnification................................ 32
         Section 7.4.  Limitations on Indemnification................. 32
         Section 7.5.  Procedure for Indemnification with
                       Respect to Third-Party Claims.................. 33
         Section 7.6.  Procedure For Indemnification with
                       Respect to Non-Third-Party Claims.............. 34
         Section 7.7.  Aerotel Litigation............................. 35
         Section 7.8.  Payment........................................ 38

ARTICLE VIII.  TERMINATION............................................ 38
         Section 8.1.  Termination by Buyer........................... 38
         Section 8.2.  Termination by Seller and GST.................. 38
         Section 8.3.  Termination by Any Party....................... 38
         Section 8.4.  Termination by Mutual Consent.................. 39
         Section 8.5.  Effect of Termination.......................... 39
         Section 8.6.  Specific Performance........................... 39

ARTICLE IX.  MISCELLANEOUS PROVISIONS................................. 39
         Section 9.1.  Notices........................................ 39
         Section 9.2.  Entire Agreement............................... 40
         Section 9.3.  Binding Effect; Assignment..................... 40

         Section 9.4.  Captions....................................... 40
         Section 9.5.  Expenses of Transaction........................ 40
         Section 9.6.  Waiver; Consent................................ 40
         Section 9.7.  No Third Party Beneficiaries................... 41
         Section 9.8.  Counterparts................................... 41
         Section 9.9.  Gender......................................... 41
         Section 9.10. Governing Law.................................. 41
         Section 9.11. Knowledge...................................... 41
         Section 9.12. Incorporation of Exhibits and
                       Schedules...................................... 41

                              INDEX OF DEFINITIONS


Term                                                         Section

Aerotel Contest Notice........................................7.7(d)
Aerotel Damages...............................................7.7(c)
Affiliate.......................................................2.17
Antitrust Division............................................4.4(b)
Business....................................................Recitals
Buyer.........................................Introductory Paragraph
Buyer Common Stock............................................1.2(b)
Buyer Material Adverse Effect....................................3.1
Buyer Representatives.........................................4.3(a)
Buyer SEC Reports................................................3.5
Closing..........................................................5.1
Closing Date.....................................................5.1
Code.........................................................2.16(b)
Common Stock................................................Recitals
Company.................................................... Recitals
Company Benefit Plan.........................................2.16(a)
Company ERISA Affiliate......................................2.16(b)
Company Intellectual Property Rights............................2.10
Company SEC Reports..............................................2.7
Contest Notice...................................................7.6
Contracts.......................................................2.12
Damages..........................................................7.3
Determination Date............................................7.7(c)
Environmental Laws..............................................2.13
ERISA........................................................2.16(a)
Exchange Act.....................................................2.7
Fair Market Value.............................................1.2(b)
FTC...........................................................4.4(b)
401 Plan.....................................................2.16(f)
Governmental Authority..........................................2.11
GST...........................................Introductory Paragraph
Hazardous Substance.............................................2.13
HSR Act..........................................................2.2
Indemnifiable Claims..................................7.3(a) and (b)
Indemnification Agreement.....................................5.2(h)
Indemnification Notice...........................................7.5
Indemnified Party.............................................7.4(b)
Indemnifying Party............................................7.4(b)
Intellectual Property Rights....................................2.10
M&M...........................................................7.7(a)
Material Adverse Effect..........................................2.1
Minority Interest................................................4.6
NACT Claim....................................................4.3(a)
NACT Indemnified Parties......................................4.5(a)
Non-Competition Agreement.....................................5.2(i)
Non-Disclosure Agreement.........................................4.3
Non-Third Party Claim

     Indemnification Notice.................................7.6
Payment Shares..............................................3.4
Post Determination Date Period...........................7.7(c)
Proceedings................................................2.11
Purchase Price..............................................1.2
Registration Rights Agreement............................5.2(g)
SEC.........................................................2.7
Securities Act..............................................2.7
Seller...................................Introductory Paragraph
Seller Option...............................................1.3
Seller Representatives......................................4.3
Shares.................................................Recitals
Third Party Intellectual Property Rights...................2.10

                          INDEX TO EXHIBITS AND ANNEXES



EXHIBIT

A..................................Registration Rights Agreement
B......................................Indemnification Agreement
C....................Noncompetition and Non-Disclosure Agreement
D................................................Stock Agreement

                               INDEX TO SCHEDULES



Seller

2.1..................................List of Jurisdictions in Which the Company
                                                    is Qualified to Do Business
2.3...........................................Effects under Statute or Contract
2.6...............................Agreements, Etc. with Respect to Common Stock
2.9........................................Absence of Certain Changes or Events
2.10...............................................Intellectual Property Rights
2.11.................................................................Litigation
2.12..................................................Contracts and Commitments
2.13.................................Compliance with Laws; Hazardous Substances
2.14......................................................................Taxes
2.16..............................................................Benefit Plans
2.17....................................................................Brokers

Buyer

3.1..............................................List of Jurisdictions in Which
                                              Buyer is Qualified to Do Business
3.4............................................Agreements, Etc. with Respect to
                                                             Buyer Common Stock
3.7........................................Absence of Certain Changes or Events
3.8..................................................................Litigation
3.9..................................Compliance with Laws; Hazardous Substances
3.10......................................................................Taxes
3.11....................................................................Brokers